UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2022

ALLEGHANY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 Broadway, 34th Floor, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-1356

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	Y	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Alleghany Corporation (the “Company”), held its special meeting of stockholders on June 9, 2022 to consider the matters relating to the proposed acquisition of the Company by Berkshire Hathaway Inc. (“Berkshire”).  At the meeting, stockholders present in person or represented by proxy voted on the proposals described below.  Set forth below are the voting results for these proposals.

There were 13,454,888 shares of the Company’s common stock entitled to vote at the special meeting and a total of 11,515,643 shares (approximately 85.6% of the outstanding common stock) of the Company’s common stock were represented at the meeting in person or by proxy.

1)
To approve and adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “merger agreement”), dated as of March 20, 2022, by and among Berkshire, O&M Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Berkshire (“Merger Sub”), and the Company, and the merger of Merger Sub with and into the Company (the “merger”).

For	Against	Abstain
11,363,594	117,345	34,704

2)	To approve on an advisory (non-binding) basis, the compensation that may become payable to the Company’s named executive officers in connection with the merger.

For	Against	Abstain
4,569,626	6,613,380	332,637

3)
To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to approve and adopt the merger agreement and the merger.

The adjournment proposal was rendered moot in light of the approval of Proposal 1.

Item 8.01.	Other Items.

On June 9, 2022, the Company issued a press release announcing the results of the special meeting, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 9, 2022

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION

Date: June 9, 2022	By:	/s/ Kerry J. Jacobs
	Name:	Kerry J. Jacobs
	Title:	Executive Vice President and Chief Financial Officer